SCHEDULE 14A INFORMATION

Proxy Statement Pursant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       New England Community Bancorp, Inc.
                (Name of Registrant as Specified In Its Charter)

 .............................................................................
      (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:
       ..............................................................
    2) Aggregate number of securities to which transaction applies:
       ..............................................................
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    4) Proposed maximum aggregate value of transaction:
       ..............................................................
    5)  Total Fee Paid:
       ..............................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         ..............................................................
     (2) Form, Schedule or Registration Statement No.:
         ..............................................................
     (3) Filing Party:
         ..............................................................
     (4) Date Filed:
         ..............................................................

                       NEW ENGLAND COMMUNITY BANCORP, INC.

                                 PROXY STATEMENT

                                     FOR THE

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 21, 1996

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 21, 1996


- --------------------------------------------------------------------------------


To Shareholders of New England Community Bancorp, Inc.

      Notice is hereby given that the Annual Meeting of the Shareholders of New England Community Bancorp, Inc. ("NECB"), will be held at 10:00 a.m. on May 21, 1996 at La Renaissance, 53 Prospect Hill Road (Route 5), East Windsor, Connecticut, for the following purposes:

         To elect a Board of Directors, as described in the accompanying Proxy Statement.

         To ratify the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the fiscal year ending December 31, 1996.

         To approve the 1996 Incentive and Nonqualified Compensatory Stock Option Plan, as described in the accompanying Proxy Statement.

         To transact such other business as may properly be brought before the meeting or any adjournment(s) thereof.

      Only Shareholders of record at the close of business on the 29th day of March, 1996, are entitled to notice of and to vote at this Annual Meeting.


                                        By Order of the
                                        Board of Directors
                                        New England Community Bancorp, Inc.

                                        /s/ John A. Coccomo, Sr.
                                        John A. Coccomo, Sr.
                                        Secretary
April 18, 1996


      SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND MAIL THE ENCLOSED PROXY AS SOON AS POSSIBLE REGARDLESS OF WHETHER THEY PLAN TO ATTEND THE MEETING. ANY PROXY GIVEN BY A SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED, AND ANY SHAREHOLDER WHO EXECUTES AND RETURNS A PROXY AND WHO ATTENDS THE ANNUAL MEETING MAY WITHDRAW THE PROXY AT ANY TIME BEFORE IT IS VOTED AND VOTE HIS OR HER SHARES IN PERSON. A PROXY MAY BE REVOKED BY A SHAREHOLDER AT ANY TIME BEFORE IT IS EXERCISED BY: (I) FILING A WRITTEN REQUEST AT OR BEFORE THE MEETING WITH ANSON C. HALL, VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER OF NEW ENGLAND COMMUNITY BANCORP, INC., P. O. BOX 130, WINDSOR, CT 06095; (II) GIVING A DULY EXECUTED PROXY BEARING A LATER DATE; OR (III) APPEARING PERSONALLY AT THE MEETING AND GIVING A CONTRARY VOTE.

                               PROXY STATEMENT FOR
                       NEW ENGLAND COMMUNITY BANCORP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 21, 1996



                             SOLICITATION OF PROXIES

     The enclosed proxy (the "Proxy") is solicited by the Board of Directors (the "Board of Directors") of New England Community Bancorp, Inc. ("NECB"), Old Windsor Mall, Windsor, Connecticut, 06095, for use at the Annual Meeting of Shareholders, to be held on May 21, 1996, at 10:00 a.m., at La Renaissance, 53 Prospect Hill Road (Route 5), East Windsor, Connecticut, and at any and all adjournments thereof. Any Proxy given may be revoked at any time before it is actually voted on any matter in accordance with the procedures set forth on the Notice of Annual Meeting. This Proxy Statement and the enclosed form of Proxy are being mailed to shareholders (the "Shareholders") on or about April 18, 1996. The cost of preparing, assembling and mailing this Proxy Statement and the material enclosed herewith is being borne by NECB. In addition to this solicitation by mail, directors, officers and some regular employees of NECB, without additional compensation, may make solicitations personally or by telephone or telegraph. NECB will defray the expenses of such additional solicitations.


                       OUTSTANDING STOCK AND VOTING RIGHTS

     The Board of Directors has fixed the close of business on March 29, 1996 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at this Annual Meeting. As of the Record Date, 3,084,309 shares of the common stock of NECB (par value $.10 per share) (the "NECB Common Stock") were issued and outstanding and held of record by approximately 2,400 Shareholders, each of which shares is entitled to one vote on all matters to be presented at this Annual Meeting. Votes withheld and non-votes are not treated as having voted in favor of any proposal.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table includes certain information as of March 15, 1996 regarding the principal shareholders (the "Principal Shareholders") of NECB. With the exception of the Principal Shareholders listed below, NECB is not aware of any beneficial owner of five percent (5%) or more of NECB's Common Stock.

NAME AND                                             AMOUNT OF
ADDRESS OF                                           SHARES BENEFICIALLY        PERCENTAGE
BENEFICIAL OWNERS                                    OWNED (1)                  OF CLASS
- ----------------                                     -------------------        ----------
John A. Coccomo, Sr. .............................   184,082 (2)                6.0%
130 West Street
Windsor, CT 06095

Angelina J. McGillivray ..........................   173,102 (3)                5.6%
195 Ethan Drive
Windsor, CT 06095

John Hancock Advisers, Inc. ......................   165,000 (4)                5.3%
101 Huntington Avenue
Boston, MA  02119

- -----------
 1. Percentages are based upon the 3,084,309 shares of NECB Common Stock outstanding on March 15, 1996. The definition of a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power or investment power with respect to such security.

 2. Includes 42,012 shares of NECB Common Stock (1.36%) owned by the John A. Coccomo, Sr., Foundation for the Blind, Inc., a charitable trust of which Mr. Coccomo is a trustee, ownership of which shares has been disclaimed by Mr. Coccomo.

 3. Includes 42,012 shares of NECB Common Stock (1.36%) owned by the John A. Coccomo, Sr., Foundation for the Blind, Inc., a charitable trust of which Mrs. McGillivray is a trustee, ownership of which shares has been disclaimed by Mrs. McGillivray.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

 4. Based on filings made pursuant to the Securities Exchange Act of 1934, which indicate that John Hancock Advisers, Inc. has direct beneficial ownership of 165,000 shares of NECB Common Stock. Through their parent-subsidiary relationship to John Hancock Advisers, Inc., John Hancock Mutual Life Insurance Company, John Hancock Subsidiaries, Inc. and the Berkeley Financial Group have indirect ownership of the same shares. The shares are held by the John Hancock Bank & Thrift Opportunity Fund, a closed-end diversified management company registered under ss.8 of the Investment Company Act. John Hancock Advisers has the sole power to vote or to direct the vote and sole power to dispose or to direct the disposition of the 165,000 shares of the NECB Common Stock under an advisory agreement with the John Hancock Bank & Thrift Opportunity Fund, dated July 24, 1994.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

         The following table includes certain information as of March 15, 1996 regarding the directors and executive officers of NECB.

                                               SHARES OF COMMON STOCK
                                               BENEFICIALLY OWNED AS
NAME                                           OF MARCH 15, 1996 (1)
- -----                                          ----------------------
Tadeus J. Buczkowski ......................     17,788 (0.6%) (2)
John C. Carmon ............................     18,240 (0.6%) (2)
John A. Coccomo, Sr. ......................    184,082 (6.0%) (3)(8)
George A. Colli, Jr. ......................     58,025 (1.9%) (4)
Gary J. DeNino ............................     38,712 (1.3%) (2)
Frank A. Falvo ............................     13,034 (0.4%) (2)
Dominic J. Ferraina .......................     17,500 (0.6%) (2)(5)
Donat A. Fournier .........................     28,656 (0.9%) (5)(6)
Charles D. Gersten ........................    100,525 (3.3%) (2)
Anson C. Hall .............................      6,486 (0.2%) (2)(9)
John R. Harvey ............................     13,786 (0.4%) (2)
David A. Lentini ..........................     43,100 (1.4%) (2)(5)(7)
Angelina J. McGillivray ...................    173,102 (5.6%) (8)
Edward J. Szewczyk ........................     12,242 (0.4%) (2)
                                               -------
All Directors and Executive Officers
  as a Group (14 persons) .................    688,549 (22.3%) (10)
                                               =======

- -----------
 1. Percentages are based upon the 3,084,309 shares of NECB Common Stock outstanding on March 15, 1996. The definition of beneficial owner includes any person who, directly or indirectly, through any contract or agreement, understanding, relationship or otherwise has or shares voting power or investment power with respect to such security.

 2. Includes shares owned by, or as to which voting power is shared with, spouse, children or controlled business.

 3. Includes 42,012 shares of NECB Common Stock (1.36%) owned by the John A. Coccomo, Sr., Foundation for the Blind, Inc., a charitable trust of which Mr. Coccomo is a Trustee, ownership of which shares has been disclaimed by Mr. Coccomo.

 4. Does not include 35,280 shares of NECB Common Stock (1.14%) owned by Mr. Colli's family members, ownership of which shares Mr. Colli has disclaimed.

 5. Includes 2,500 shares of NECB Common Stock (0.8%) in the NEBT Defined Contribution Pension Plan over which Messrs. Lentini, Ferraina and Fournier share voting power as Trustees. Such shares have been included in the beneficial ownerships of each respective individual, and in the total beneficial ownership of Directors and Executive Officers as a group.

 6. Includes options to purchase 14,000 shares of NECB Common Stock at $5.00 per share and options to purchase 10,000 shares of NECB Common Stock at $7.75 per share, exercisable within 60 days.

 7. Includes options to purchase 20,000 shares of NECB Common Stock at $5.00 per share and options to purchase 15,000 shares of NECB Common Stock at $7.75 per share, exercisable within 60 days.

 8. Includes 42,012 shares of NECB Common Stock (1.36%) owned by the John A. Coccomo, Sr., Foundation for the Blind, Inc., a charitable trust of which Mrs. McGillivray is a Trustee, ownership of which shares has been disclaimed by Mrs. McGillivray. Such shares have been included in total beneficial ownership of Directors and Executive Officers as a group and in the beneficial ownership of Director Coccomo, who also disclaims such beneficial ownership.

 9. Includes options to purchase 5,000 shares of NECB Common Stock at $7.75 per share, exercisable within 60 days.

10. Includes all outstanding shares of NECB Common Stock and options owned or controlled by Directors as of the Record Date. The shares owned by the John
     A. Coccomo, Sr. Foundation for the Blind, Inc. and by the NEBT Defined Contribution Pension Plan have been counted only once in determining the total shares beneficially owned by all Directors and Executive Officers of NECB as a group.

                               MANAGEMENT OF NECB

                           EXECUTIVE OFFICERS OF NECB

                                                                                     COMMENCEMENT
NAME                                     AGE        POSITION                         OF SERVICE
- ----                                     ---        --------                         ------------
David A. Lentini ....................    49         President and                    May 1993        (1)
                                                    Chief Executive
                                                    Officer of NECB

Frank A. Falvo ......................    53         Executive Vice                   November 1995   (2)
                                                    President of NECB

Anson C. Hall .......................    57         Vice President,                  June 1993       (3)
                                                    Chief Financial
                                                    Officer and Treasurer
                                                    of NECB

Donat A. Fournier ...................    47         Vice President                   June 1993       (4)
                                                    and Senior Loan
                                                    Officer of NECB

- -----------
 1. Mr. Lentini was appointed to serve as President and Chief Executive Officer of NEBT and NECB in May, 1993. NEBT entered into an employment agreement with Mr. Lentini in August of 1994, for a term of two years. Prior to joining NEBT and NECB, Mr. Lentini served as President and Chief Executive Officer of the Connecticut Bank of Commerce, Woodbridge, Connecticut from September, 1992 through May, 1993. Mr. Lentini was employed by the Bank of South Windsor as President and Chief Executive Officer from December, 1987 until September, 1992. Mr. Lentini serves as a director of NECB.

 2. On November 30, 1995 NECB acquired all of the outstanding stock of The Equity Bank, a Connecticut chartered commercial bank located in Wethersfield, Connecticut ("EQBK"). NECB operates EQBK as a separate bank subsidiary. Mr. Falvo continues to serve as President of EQBK and has held that position since 1987. Mr. Falvo has been appointed as an Executive Vice President of NECB. Mr. Falvo serves as a director of NECB.

 3. In June, 1993, the Board of Directors appointed Mr. Anson C. Hall to serve as Treasurer of NECB and as Senior Vice President and Chief Financial Officer of NEBT. NEBT entered into an employment agreement with Mr. Hall in August of 1994, for a period of two years. Between August 1992 and June 1993, Mr. Hall owned and operated a business, Bestway Management, a management consulting firm serving small banks and businesses. Prior to that time, Mr. Hall served as Senior Vice President, Treasurer and Controller of Fleet Bank, N.A., Hartford, Connecticut until 1992.

 4. In June, 1993, the Board of Directors appointed Mr. Donat A. Fournier to serve as Executive Vice President and Chief Lending Officer of NEBT. NEBT entered into an employment agreement with Mr. Fournier in August of 1994, for a period of two years. Prior to his appointment by the Board of Directors, Mr. Fournier served as Chief Operations Officer, Senior Executive Vice President and Corporate Secretary of Eastland Financial Corporation in Woonsocket, Rhode Island.

                                  PROPOSAL (1)
                              ELECTION OF DIRECTORS

     A Board of twelve (12) Directors is to be elected at this Annual Meeting, to hold office until the next Annual Meeting and the election and qualification of their successors.
     The Nominating Committee of the Board of Directors has nominated the following persons (the "Nominees"), and it is intended that Proxies will be voted in favor of all of these persons. If, for any reason, any of the Nominees is not able or willing to serve as a Director when the election occurs (a situation which is not presently contemplated), it is intended that the Proxy will be voted for the election of a substitute nominee in accordance with the judgment of the Proxy holder. All Shareholders regardless of whether or not they plan to attend the meeting in person are urged to send in Proxies.
     The following table sets forth the name and age of each Nominee, his/her principal occupation for the last five (5) years and the year in which he/she was first elected as a director of NECB:

                                                            POSITIONS
                                                            AND PRINCIPAL                 DIRECTOR
                                                  AGE       OCCUPATION (1)                OF NECB SINCE:
                                                  ----      --------------                --------------
Tadeus J. Buczkowski ..........................   69        Loss Control                  1986
                                                            Director (Retired)
                                                            Hartford Insurance
                                                            Group

                                                             (table and footnotes continued on next page)

                                       3

(table and footnotes continued from previous page)
                                                            POSITIONS
                                                            AND PRINCIPAL                 DIRECTOR
                                                  AGE       OCCUPATION (1)                OF NECB SINCE:
                                                  ----      --------------                --------------

John C. Carmon ................................   48        President, Carmon             1985
                                                            Funeral Homes, Inc.

John A. Coccomo, Sr. ..........................   69        Secretary of NECB;            1985
                                                            Manager John A.
                                                            Coccomo Associates, LLC
                                                            (Real Estate,
                                                            Construction and
                                                            Land Development)

George A. Colli, Jr. ..........................   67        Assistant Secretary           1986
                                                            of NECB;
                                                            President, Colli-
                                                            Wagner (Real Estate)

Gary J. DeNino ................................   41        President of IMSCO,           1995
                                                            Inc. a domestic market
                                                            representative of
                                                            international products
                                                            since 1982

Frank A. Falvo ................................   53        Executive Vice                1995
                                                            President of NECB
                                                            since December, 1995
                                                            and President and Chief
                                                            Executive Officer of
                                                            EQBK since
                                                            its formation

Dominic J. Ferraina ...........................   63        Chairman of the               1986
                                                            Boards of NECB and
                                                            NEBT; Attorney

Charles D. Gersten ............................   72        Attorney and founding         1995
                                                            partner of Gersten &
                                                            Clifford

John R. Harvey ................................   48        Certified Public              1995
                                                            Accountant and
                                                            Partner in Harvey
                                                            & Horowitz, P.C.

David A. Lentini ..............................   49        President and                 1993
                                                            Chief Executive
                                                            Officer of NECB
                                                            and NEBT(2)

Angelina J. McGillivray .......................   45        President,                    1993
                                                            Coccomo Associates
                                                            Realtors, Inc.

Edward J. Szewczyk ............................   66        President,                    1985
                                                            Southwood
                                                            Pharmacy, Inc.

- -----------

 1. All the directors and executive officers have been engaged in their respective occupations for more than five years unless otherwise indicated.

 2. Mr. Lentini was appointed to serve as President and Chief Executive Officer of NEBT and NECB in May, 1993. NEBT entered into an employment agreement with Mr. Lentini in August of 1994, for a term of two years. Prior to joining NEBT and NECB, Mr. Lentini served as President and Chief Executive Officer of the Connecticut Bank of Commerce, Woodbridge, Connecticut from September, 1992 through May, 1993. Mr. Lentini was employed by the Bank of South Windsor as President and Chief Executive Officer from December, 1987 until September, 1992.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

     NECB's Board of Directors has standing Executive, Audit and Nominating Committees. The Board of Directors does not have a standing compensation committee. Rather, the Executive Committee reviews and makes recommendations to NECB's Board of Directors concerning compensation and benefits paid to NECB's executive officers and employees. Additionally, a Stock Option Committee has been formed to administer the 1996 Incentive and Nonqualified Stock Option Plan (the "Stock Option Plan"), which the Board has adopted subject to approval by Shareholders. Members of the committees are appointed annually by the Board of Directors.


(a)  EXECUTIVE COMMITTEE

     The Executive Committee consists of: Dominic J. Ferraina,  Chairman; Tadeus
J. Buczkowski; John C. Carmon; John A. Coccomo, Sr.; George A. Colli, Jr.; Frank
A. Falvo; Charles B. Gersten; David A. Lentini and Angelina J. McGillivray.

     The Executive Committee has broad responsibilities and reviews all matters which may significantly affect NECB, both in the present and in the future and reviews the status of NECB at each meeting. In addition, the Executive Committee performs the functions of strategic planning and determines issues related to compensation programs and policies. The Executive Committee met five (5) times during 1995.


(b)  AUDIT COMMITTEE

     The Audit Committee consists of: Edward J. Szewczyk, Chairman; John R. Harvey and Angelina J. McGillivray.

     The Audit Committee assists the Board of Directors of NEBT and EQBK in fulfilling their fiduciary responsibilities relating to corporate accounting and reporting practices of NEBT and EQBK, respectively.

     The Audit Committee reviews the records and affairs of NECB to determine its financial condition, reviews with management and the independent auditors NECB's internal control systems, and monitors NECB's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee met five (5) times during 1995.


(c)  NOMINATING COMMITTEE

     The Nominating Committee consists of each member of the Board of Directors. The members of the Nominating Committee met on March 21, 1996 and recommended the proposed slate of Nominees, as presented in this Proxy Statement, to seek election at the 1996 Annual Meeting to serve as directors of NECB. The Nominating Committee will consider additional nominees during the year as corporate needs dictate, and will advise the Board of Directors as to its recommendations. The Nominating Committee will consider recommendations by Shareholders for nomination as directors, provided such recommendations are submitted in accordance with certain procedures set forth in NECB's Bylaws.


(d)  STOCK OPTION COMMITTEE

     On January 31, 1996, the Board of Directors formed a Stock Option Committee which currently consists of all of the non-employee members of the Board of Directors. The Board of Directors may fill vacancies and may from time to time remove or add members to the Stock Option Committee. However, this Committee must consist of at least three (3) members and all members of this Committee must be "disinterested persons" as defined in Rule 16b-3 promulgated pursuant to the Securities and Exchange Act of 1934, as amended. The initial and only meeting of the Stock Option Committee to date was on January 31, 1996.


SHAREHOLDERS' NOMINATIONS OF DIRECTORS
- --------------------------------------

     Nominations of persons for election to the Board of Directors may be made at a meeting of Shareholders by or at the direction of the Board of Directors or by any Shareholder of NECB entitled to vote for the election of directors, who is present in person or by proxy at the meeting and who complies with certain notice procedures set forth in NECB's Bylaws. Such nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Chairman of the Nominating Committee, which may be sent in care of the Secretary of NECB.

     To be timely, a Shareholder's notice must be delivered to or mailed and received at the principal executive offices of NECB not less than 60 days nor more than 90 days prior to the meeting. However, if fewer than 70 days notice of the date of the meeting is given or made to Shareholders, and the meeting is held more than 30 days before or after the corresponding date of the annual meeting held in the preceding year, then notice of the nomination by the Shareholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed to Shareholders. Notice of a Shareholders' meeting will be deemed to have been given on the date of NECB's quarterly report, letter to Shareholders or other communications to Shareholders disclosing the meeting date, if the meeting is in fact held on that date or within 30 days thereafter. A Shareholder's notice must set forth as to each person whom the Shareholder proposes to nominate for election or re-election as a director: (i) the name, age, business address, and, if known, residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of stock of NECB that are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitation of proxies for election of directors, or is otherwise required, in each case, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as director if elected). In addition, any Shareholder making the nomination must promptly provide any other information reasonably requested by NECB.


DIRECTOR ATTENDANCE

     NECB's Board of Directors met twelve (12) times during 1995 and the Board's various committees met as set forth above. No director, except John C. Carmon and George A. Colli, Jr. attended fewer than 75% of the aggregate of (1) the total number of meetings of NECB's Board of Directors which he/she was entitled to attend, and (2) the total number of meetings held by all committees of NECB's Board of Directors on which he/she served.

                       REMUNERATION OF EXECUTIVE OFFICERS
                              AND DIRECTORS OF NECB

     The following table provides certain information regarding the compensation paid to the executive officers of NECB for services rendered in capacities to NECB and its subsidiaries during the fiscal years ended December 31, 1995, 1994 and 1993. No other current executive officer of NECB received cash compensation in excess of $100,000.

                           SUMMARY COMPENSATION TABLE
                           --------------------------


                                                                     LONG TERM COMPENSATION
                                ANNUAL COMPENSATION               AWARDS               PAYOUTS
                    -----------------------------------------------------------------------------
                                                                 RESTRICTED                      |
                                                   OTHER ANNUAL |   STOCK     OPTIONS/           |
NAME AND PRINCIPAL                                 COMPENSATION |  AWARD(S)    SARS      LTIP    |    ALL OTHER
     POSITION       YEAR    SALARY ($)   BONUS ($)      ($)     |    ($)        (#)   PAYOUTS($) | COMPENSATION($)
 -----------------  ----     ---------   --------  ------------ | ---------  --------  --------- | ---------------
David A. Lentini    1995    $140,000(1)  $13,500                |            15,000              |    $22,837(2)
President, Chief    1994     135,000(1)                         |            20,000              |     17,647(4)
Executive Officer   1993      83,082(3)                         |                                |      6,055(5)
of NECB;                                                        |                                |
President, Chief                                                |                                |
Executive Officer                                               |                                |
of NEBT                                                         |                                |
                                                                |                                |
Donat A. Fournier   1995    $ 95,000(6)  $10,500                |            10,000              |    $17,138(7)
Vice President,     1994      93,484(6)                         |            14,000              |      8,062
Senior Loan         1993      58,876(8)                         |                                |        357
Officer of NECB;                                                |                                |
Executive Vice                                                  |                                |
President of NEBT                                               |                                |
                                                                |                                |
Frank A. Falvo      1995    $125,000(9)  $12,325                |                                |
Executive Vice                                                  |                                |
President of                                                    |                                |
NECB; President                                                 |                                |
and Chief Executive                                             |                                |
Officer of EQBK                                                 |                                |
                                                                |                                |
Barry R. Loucks     1993    $209,990(10)                        |                                |    $12,085(11)
Former Chairman,                                                |                                |
President, Chief                                                |                                |
Executive Officer                                               |                                |
of NECB;                                                        |                                |
Former Chairman                                                 |                                |
and Chief Executive                                             |                                |
Officer of NEBT                                                 |                                |
                                                                |                                |
Raymond G. Halsted  1993    $105,721(12)                        |                                |    $12,603(13)
Former Senior Vice                                              |                                |
President of                                                    |                                |
NECB; Former                                                    |                                |
President of NEBT                                               |                                |

- -----------

 1. NEBT entered into an employment agreement with Mr. Lentini in August of 1994 for a term of two (2) years with automatic renewal provisions. See "Employment Agreements."

 2. NEBT provides Mr. Lentini with the use of an automobile and the typical costs associated therewith. The total dollar value of this benefit amounted to $2,116 in 1995. Pursuant to his Employment Agreement, NEBT paid $6,100 which is the dollar value of disability insurance premiums paid for the benefit of Mr. Lentini. Additionally, NEBT contributed $9,000 to NEBT's Defined Contribution Pension Plan for the benefit of Mr. Lentini.

 3.  Mr. Lentini joined NEBT in May, 1993.

 4. NEBT provided Mr. Lentini with the use of an automobile and the typical costs associated therewith. The total dollar value of this benefit amounted to $2,116 in 1994. Pursuant to his employment agreement, NEBT paid $5,959 which is the dollar value of disability insurance premiums paid for the benefit of Mr. Lentini. NEBT paid $870 which is the dollar value of group life insurance and $423 which is the dollar value of insurance premiums paid by NEBT with respect to term life insurance for the benefit of Mr. Lentini. Additionally, NEBT contributed $8,279 to NEBT's Defined Contribution Pension Plan for the benefit of Mr. Lentini.

 5. NEBT provided Mr. Lentini with the use of an automobile and the typical costs associated therewith. The total dollar value of this benefit amounted to $1,261 in 1993. Pursuant to his Employment Agreement, NEBT paid $4,362 to Mr. Lentini which represented the amount which NEBT would have contributed to its Defined Contribution Pension Plan if he was eligible to participate therein. Additionally, the aggregate amount set forth in the above table includes $432, which is the dollar value of insurance premiums paid by NEBT with respect to term life insurance for the benefit of Mr. Lentini.

 6. NEBT entered into an Employment Agreement with Mr. Fournier in August of 1994 for a term of two (2) years with automatic renewal provisions. See "Employment Agreements."

                                              (footnotes continued on next page)

(footnotes continued from previous page)

 7. NEBT provides Mr. Fournier with the use of an automobile and the typical costs associated therewith. The total dollar value of this benefit amounted to $5,987 in 1995. Additionally, NEBT contributed $6,728 to NEBT's Defined Contribution Pension Plan for the benefit of Mr. Fournier.

 8.  Mr. Fournier joined NEBT in May, 1993.

 9.  EQBK entered into an employment  agreement with Mr. Falvo for a term of two
     (2) years. See "Employment Agreements."

 10. In March 1993, Mr. Loucks resigned from his senior management positions with NECB and NEBT. He entered into a severance agreement. Under the agreement with Mr. Loucks, Mr. Loucks received a severance payment of $139,000 which sum approximated his 1992 compensation. Mr. Loucks received health, life and disability benefits under NEBT's benefit plans for one year following his resignation.

 11. Pursuant to the severance agreement between Mr. Loucks, respectively, Mr. Loucks received the automobile which he utilized while employed by NECB and NEBT. The total dollar value of this benefit was $11,338. Additionally, the aggregate amount set forth in the above table includes $747, which is the dollar value of insurance premiums paid by NEBT with respect to term life insurance for the benefit of Mr. Loucks.

 12. In March 1993, Mr. Halsted resigned from his senior management position with NECB and NEBT. He entered into a severance agreement. Under the agreement, Mr. Halsted received a severance payment of $66,000. Mr. Halsted received health, life and disability benefits under NEBT's benefit plans for 32 weeks following his resignation.

 13. Pursuant to the severance agreement, Mr. Halsted received the automobile which he utilized while employed by NECB and NEBT. The total dollar value of the benefit was $11,933. The aggregate amount set forth in the above table includes $670, the dollar value of insurance premiums paid by NEBT with respect to term life insurance for the benefit of Mr. Halsted.

PENSION PLAN

     The Defined Contribution Pension Plan covering all eligible employees of NECB's subsidiary, NEBT, calls for an annual contribution of 6% of an employee's annual compensation. Full-time employees of NEBT who are 21 years of age and have completed six months of continuous service are eligible to participate in the defined contribution pension plan. Employee's interest in the contributions under the defined contribution pension plan vest on a schedule of three to seven years with three years being 20% vested and seven years being 100% vested. The total contributions made during 1995 amounted to $227,000.

     Effective January 1, 1991, EQBK adopted a 401(k) plan (the "Plan") for employees of EQBK. The Plan is intended to comply with the requirements of
Section 401(k) of the Internal Revenue Code and in all material respects with the Employee Retirement Income Securities Act of 1974 (ERISA).

     Employees become eligible to participate in the Plan after one year of employment. Employees may elect to contribute up to 20% of their monthly earnings to the Plan. EQBK will contribute to each employee's account 50% of the amount of the employee's elective contribution up to a maximum of 6% of such employee's earnings. EQBK has the option at the end of the Plan year (December
31) to make additional contributions to each employee's account of up to a maximum of the amount of the employee's aggregate elective contribution. The total contributions made during 1995 amounted to $20,900.

     Participating employees become fully vested in EQBK's matching contribution after completing six years of service. All contributions by employees are fully vested when made. All amounts contributed are invested in a Flexible Investment Annuity contract with Principal Mutual Life Insurance Company.


INSURANCE

     In addition to the cash compensation paid to the executive officers of NECB, NEBT and EQBK, the executive officers receive group life, health, hospitalization and medical insurance coverage. However, these plans do not discriminate in scope, terms, or operation, in favor of officers or directors of NECB, NEBT and EQBK and are available generally to all full-time employees.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     With the exception of the individuals set forth in the table below, no other executive officer of NECB was granted options to purchase shares of NECB Common Stock in 1995. All shares purchased upon the exercise of any option must be paid in full at the time of purchase.

                                                           INDIVIDUAL GRANTS
                     NUMBER OF    PERCENT OF
                    SECURITIES  TOTAL OPTIONS/
                    UNDERLYING   SARS GRANTED  EXERCISE OR  FAIR MARKET
                    OPTION/SARS  TO EMPLOYEES   BASE PRICE    VALUE ON     DATE OF     DATE OF    EXPIRATION
NAME(1)            GRANTED (#)  IN FISCAL YEAR    (S/SH)   DATE OF GRANT   GRANT(2)    EXERCISE   EXERCISE DATE
- -------            ------------ -------------- ----------- -------------   --------    --------   -------------
David A. Lentini      15,000           50%         $7.75        $7.50      1/24/95      1/24/96       1/24/98
President and
Chief Executive
Officer of NECB

Donat A. Fournier     10,000         33.3%         $7.75        $7.50      1/24/95      1/24/96       1/24/98
Vice President and
Senior Loan Officer
of NECB

Anson C. Hall          5,000         16.6%         $7.75        $7.50      1/24/95      1/24/96       1/24/98
Vice President,
Chief Financial Officer
and Treasurer of NECB
Executive Group                       100%

- -----------
 1. Table does not include references to grant of stock options by the Board of Directors to Messrs. Lentini, Fournier, Hall, Falvo and Veilleux granted January 31, 1996 subject to Shareholder approval of the 1996 Incentive Nonqualified Compensatory Stock Option Plan (the "Stock Option Plan") at the May 21, 1996 Annual Meeting of Shareholders of NECB. On January 31, 1996, subject to Shareholder approval of the Stock Option Plan, the Board granted of options to purchase 40,000 shares of NECB Common Stock to David
     A. Lentini, 30,000 shares of NECB Common Stock to Donat A. Fournier, 30,000 shares of NECB Common Stock to Anson C. Hall, 30,000 shares of NECB Common Stock to Frank A. Falvo and 10,000 shares of NECB Common Stock to Leo J. Veilleux. The stock options are exercisable in five (5) equal annual installments commencing in 1997, at the price of $10.25 per share.

 2. The grant of each of these options by the Board of Directors was subject to and received Shareholder approval.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

     The table below sets forth information regarding stock options that were exercised, if any, during the last fiscal year, and unexercised stock options held by executive officers of NECB:

                                                                      NUMBER OF        VALUE OF UNEXERCISED
                                                                     UNEXERCISED           IN-THE-MONEY
                          SHARES ACQUIRED       VALUE REALIZED      OPTIONS/SARS           OPTIONS/SARS
       NAME               ON EXERCISE(#)              ($)           AT FY-END(#)           AT FY-END($)
       -----              --------------         -------------      ------------         ----------------
David A. Lentini                 -0-                 -0-               20,000(1)             $105,000
                                 -0-                 -0-               15,000(2)               37,500

Donat A. Fournier                -0-                 -0-               14,000(1)             $ 73,500
                                 -0-                 -0-               10,000(2)               25,000

Anson C. Hall                    -0-                 -0-                5,000(2)             $ 12,500

- -----------
1. As of December 31, 1995, the market value of the NECB Common Stock was approximately $10.25 per share. As the option exercise price for the options previously granted to Messrs. Lentini and Fournier in 1993, equals $5.00 which amount is less than $10.25 per share at December 31, 1995, the options were "In-the-Money" on December 31, 1995. Options are "In-the-Money" if the fair market value of the underlying securities exceeds the exercise price of the option.

 2. The option exercise price for the options granted to Messrs. Lentini, Fournier and Hall in 1995 equals $7.75, which amount is less than $10.25 per share at December 31, 1995. Accordingly, the options were "In-the Money" on December 31, 1995.

 3. Table does not include references to grant of stock options by the Board of Directors to Messrs. Lentini, Fournier, Hall, Falvo and Veilleux granted January 31, 1996 subject to Shareholder approval of the 1996 Incentive Nonqualified Compensatory Stock Option Plan (the "Stock Option Plan") at the May 21, 1996 Annual Meeting of Shareholders of NECB. On January 31, 1996, subject to Shareholder approval of the Stock Option Plan, the Board granted options to purchase 40,000 shares of NECB Common Stock to David A. Lentini, 30,000 shares of NECB Common Stock to Donat A. Fournier, 30,000 shares of NECB Common Stock to Anson C. Hall, 30,000 shares of NECB Common Stock to Frank A. Falvo and 10,000 shares of NECB Common Stock to Leo J. Veilleux. The stock options are exercisable in five (5) equal annual installments commencing in 1997, at the price of $10.25 per share.

DIRECTORS' FEES

     During 1995, directors received $100 for each NECB Board Meeting attended and $75 for each NECB Committee meeting attended. Officers who are also directors received no additional compensation for their services as directors.


EMPLOYMENT AGREEMENTS

     NEBT entered into employment agreements with Messrs. Lentini, Fournier and Hall in August, 1994. A description of the terms and conditions of the employment agreements with those executive officers whose cash compensation exceeded $100,000 during 1995 are set forth below:

     Mr. David A. Lentini's employment agreement provides for his employment as President and Chief Executive Officer until July 30, 1997, unless the employment agreement is extended by mutual agreement. In connection with his employment, NEBT paid to Mr. Lentini an annual salary of $140,000 per year through December 31, 1995. Additionally, NEBT provides Mr. Lentini with the use of an automobile.

     Pursuant to the employment agreement, Mr. Lentini is able to participate in NEBT's standard health and accidental death plans. Additionally, NEBT has provided Mr. Lentini with life insurance coverage on his life in an amount which is no less than four times his annual base salary.

     The employment agreement also provides that the Board of Directors of NEBT may pay an incentive bonus to Mr. Lentini at their own option, and the amount of such bonus is discretionary and will be determined by the Board of Directors. The Board of Directors has indicated that it will consider noteworthy contributions to the success of NECB and success in achieving or exceeding net income objectives which the Board may from time to time establish or which may be set forth in financial plans adopted by the Board of Directors.

     Mr. Donat A. Fournier's employment agreement provides for his employment by NEBT as its Executive Vice President and Chief Loan Officer until July 30, 1997, unless the employment agreement is extended by mutual agreement. In connection with his employment, NEBT paid to Mr. Fournier an annual salary of $95,000 per year through December 31, 1995. Additionally, NEBT has agreed to supply Mr. Fournier with the use of an automobile.

     Pursuant to the employment agreement, Mr. Fournier is able to participate in NEBT's standard health and accidental death plans.

     The employment agreement also provides that the Board of Directors of NEBT may pay an incentive bonus to Mr. Fournier at their own option, and the amount of such bonus is discretionary and will be determined by the Board of Directors. The Board of Directors has indicated that it will consider noteworthy contributions to the success of NECB and success in achieving or exceeding net income objectives which the Board may from time to time establish or which may be set forth in financial plans adopted by the Board of Directors.

     On September 1, 1989, Frank A. Falvo, President and Chief Executive Officer of EQBK, signed an employment agreement approved by the Board of Directors which became effective on March 15, 1990.

     The employment agreement was written for a two (2) year term and automatically renews each year unless written notice is given by either party. If notice is given, then the agreement will terminate one (1) year later on the anniversary of the commencement date next following the commencement date anniversary with respect to which such notice was given. If Mr. Falvo dies during the employment period, his estate receives all arrearage of salary and expenses, six months' salary, and a pro rata share of any other accrued benefits. If Mr. Falvo is terminated for cause, as defined in the employment agreement, he will receive only his salary and other amounts which have been earned but are unpaid on the date of termination.


                CERTAIN RELATIONSHIPS AND RELATED MATTERS OF NECB

     Some of the directors and executive officers of NECB, NEBT and EQBK and companies or organizations with which they are associated, have had, and may have in the future, banking transactions with NEBT and EQBK in the ordinary course of NEBT's and EQBK's business. All such loans are currently performing in accordance with their terms. Total loans to directors and executive officers of NECB, NEBT and EQBK and associates of such executive officers and directors outstanding during the past three years were as follows:

        DATE                   TOTAL INDEBTEDNESS OUTSTANDING
        ----                   ------------------------------
December 31, 1995 ...........            $6,971,000
December 31, 1994 ...........            $3,337,000
December 31, 1993 ...........            $2,465,000

     Federal banking laws and regulations limit the aggregate amount of indebtedness which banks may extend to bank insiders. Pursuant to such laws and regulations, NEBT and EQBK may extend credit to executive officers, directors, principal shareholders or any related interest of such persons, if the extension of credit to such persons is in an amount that, when aggregated with the amount of all outstanding extensions of credit to such individuals, does not exceed NEBT's and EQBK's unimpaired capital and unimpaired surplus. As of December 31, 1995, 1994 and 1993 the aggregate amount of extensions of credit to insiders was well below this limit.

     NEBT and EQBK have had, and expect to have in the future, banking transactions in the ordinary course of its business with directors, executive officers, principal shareholders and their associates, on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and, on terms that do not involve more than the normal risk of collectibility or present other unfavorable features.

     During 1995, NEBT paid fees of $23,400 for certain legal services to Dominic J. Ferraina, Chairman of the Boards of NECB and NEBT.

     Charles D. Gersten, Trustee, a director of NECB and EQBK, is the lessor of the property leased by EQBK at 1160 Silas Deane Highway, Wethersfield, Connecticut. EQBK's lease, which commenced in 1989, provides that space in the building will be leased for ten years with three five-year renewal options. Beginning in 1994, until the end of the term of the lease, the rent is subject to an annual increase equal to one-half of the prevailing cost of living rate adjustment. Rent expense under this lease amounted to $183,600 during 1995. EQBK considers the lease to have been written on terms comparable to the general market at the time the lease was entered into and to have terms and conditions as would have been negotiated with an outside party.


COMPLIANCE WITH FILINGS PURSUANT TO SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires NECB's directors, executive officers, and persons who own more than 10% of NECB's Common Stock, to file with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. reports of ownership and changes in ownership of NECB Common Stock. Executive officers, directors and greater than 10% shareholders are required by regulations of the SEC to furnish NECB with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such reports furnished to NECB or written representations that no other reports were required, NECB believes that, during the 1995 fiscal year, all filing requirements applicable to its executive officers, directors and greater than 10% shareholders were complied with, except that Mr. Colli filed one late report regarding one transaction.


                                  PROPOSAL (2)
                             APPOINTMENT OF AUDITORS

     Shatswell, MacLeod & Company, P.C. ("Shatswell, MacLeod & Company") independent accountants, has been selected by the Board of Directors to serve as independent accountants for NECB for the fiscal year ending December 31, 1996. Although Shareholders will vote upon the ratification of the selection of Shatswell, MacLeod & Company, and the Audit Committee will review the selection if it is not ratified, the Board of Directors will have the right to continue to retain Shatswell, MacLeod & Company as independent accountants in any event if it desires to do so.

     A representative of Shatswell, MacLeod & Company will be present at the Annual Meeting to respond to appropriate questions and may make a statement if he or she desires to do so.

     The Board of Directors recommends a vote "FOR" the ratification of Proposal
(2).

     The favorable vote of a majority of the shares present in person or represented by Proxy at the meeting is required for the ratification of Proposal
(2).

                                  PROPOSAL (3)
           PROPOSAL TO APPROVE NECB'S 1996 INCENTIVE AND NONQUALIFIED
                                STOCK OPTION PLAN

     On January 31, 1996, the Board of Directors adopted the 1996 Incentive and Nonqualified Stock Option Plan (the "Stock Option Plan") subject to approval by the Shareholders to permit stock options to be granted from the 1996 Stock Option Plan for a term of ten (10) years until January 31, 2006. Options for up to an aggregate of 750,000 shares of the NECB's Common Stock may be issued under the Stock Option Plan. The option price, which may not be less than 100% of the fair market value of the NECB's Common Stock on the date of the grant, is to be fixed by the Committee, as defined below, at the time of the grant of such option. No option is exercisable in full or in part after the expiration of ten
(10) years from the date such option is granted. However, if the option is granted to an individual who at the time the option is granted owns more than ten percent (10%) of NECB's Common Stock, such option is not exercisable in full or in part after the expiration of five (5) years from the date such option is granted.

     Approval of the Stock Option Plan by Shareholders is being sought in order to comply with the rules of the National Association of Securities Dealers, Inc. regarding the issuance of securities, the Internal Revenue Code and Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     The text of the Stock Option Plan is set forth in Exhibit A to this Proxy Statement. The following is intended to be a summary of the Stock Option Plan's principal terms and is subject to and qualified in its entirety by reference to the complete text of the Stock Option Plan set forth in Exhibit A.


PURPOSE

     The Board of Directors believes that stock ownership by key employees contributes to the development and maintenance of strong management. Accordingly, the purpose of the Stock Option Plan is to stimulate key managerial employees of NECB and its subsidiaries who are in a position to contribute materially to the long-term success of NECB by allowing such individuals to acquire or increase their proprietary interest in NECB and to enable NECB to attract and retain such key employees.


SHARES SUBJECT TO STOCK OPTION PLAN

     There are 750,000 shares of NECB Common Stock authorized for nonqualified and incentive stock option grants under the Stock Option Plan, which are subject to adjustment in the event of stock splits, stock dividends and other situations. On January 31, 1996, subject to Shareholder approval of the Stock Option Plan, the Committee, as defined below, granted aggregate options to acquire 140,000 shares among five key employees. As of March 31, 1996, 610,000 shares of NECB Common Stock remained available for grants subject to shareholder approval of the Stock Option Plan.


EMPLOYEE PARTICIPANTS

     Participants in the Stock Option Plan are selected by a Stock Option Committee (the "Committee") and consist of key employees. Currently, there are five persons participating in the Stock Option Plan. The Committee granted the following options to the following persons, subject to Shareholder approval of the Stock Option Plan:

                                       STOCK OPTIONS
                      OPTIONEE            GRANTED            PRICE
                      --------         -------------         -----
               David A. Lentini ......    40,000            $10.25
               Anson C. Hall .........    30,000            $10.25
               Donat A. Fournier .....    30,000            $10.25
               Frank A. Falvo ........    30,000            $10.25
               Leo J. Veilleux .......    10,000            $10.25

ADMINISTRATION

     The Stock Option Plan is administered by the Committee. Currently, the Committee consists of all nonemployee members of the Board of Directors. The Board of Directors may fill vacancies and may from time to time remove or add members. However, this Committee must consist of at least three (3) members and all members of the Committee must be disinterested persons as defined in Rule 16b-3 promulgated pursuant to the Exchange Act.

     The Board of Directors may periodically adopt rules and regulations for carrying out the 1996 Stock Option Plan and amend the Stock Option Plan as desired without further action by NECB's Shareholders except as required by applicable law.


TERMINATION

     The Stock Option Plan will continue in effect until all shares of stock available for grant have been acquired through exercise of options, or for a term of ten (10) years from its effective date, whichever is earlier. The Stock Option Plan may be terminated at such earlier time as the Board of Directors may determine.


TERMS OF STOCK OPTIONS

     Awards under the Stock Option Plan consist of  non-statutory  stock options
(NSOs) and incentive stock options (ISOs). Options granted pursuant to the Stock Option Plan to key employees need not be identical.

     The purchase price under each option is established by the Committee but in no event will the option price be less than 100% of the fair market value of NECB's Common Stock on the date of grant. Options granted pursuant to the Stock Option Plan are generally exercisable in five substantially equal installments unless accelerated by the Committee. The closing price per share of NECB Common Stock as reported on the Nasdaq National Market System on January 31, 1996 was $10.25. The option price must be paid in full at the time of exercise. The price may be paid in cash or, to the extent permitted by law, by the surrender of shares of NECB owned for at least six months by the participant exercising the option and having an aggregate fair market value on the date of exercise equal to the option price, or by a combination of the foregoing equal to the option price.

     Options granted must expire within a period of not more than ten (10) years from the grant date and are exercisable in five equal annual installments. Options for key employees will have such other terms and be exercisable in such manner and at such times as the Committee may determine. An option agreement for key employees may provide for accelerated exercisability in the event of the employee's death, disablement or retirement or other events including a merger or sale of NECB, as determined by the Committee. The provisions of the Stock Option Plan providing for the acceleration of the exercise date upon the occurrence of such events may be considered as having an anti-takeover effect.

     If the Board of Directors determines that an employee in the Stock Option Plan has committed certain defined acts of misconduct such as embezzlement, fraud, dishonesty, breach of fiduciary duty or deliberate disregard of NECB's rules resulting in loss, damage or injury to NECB, neither the participant nor his or her estate would be entitled to any option whatsoever. Each option is transferable only by will or the law of descent and distribution and may only be exercisable by the participant during his or her lifetime.


FEDERAL INCOME TAX CONSEQUENCES

     The following discussion of the federal income tax consequences of the Stock Option Plan is intended to be a summary of applicable federal law. State and local tax consequences may differ. Because the federal income tax rules governing options and related payments are complex and subject to frequent change, optionees are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to option exercise.

     ISOs and NSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Internal Revenue Code. NSOs need not comply with such requirements.

     An optionee is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an ISO for at least two years following grant and at least one year following exercise, the optionee's gain, if any, upon a subsequent disposition of such shares is a long-term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee's basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to exercise of an ISO before satisfying the one and two-year holding periods described above, the optionee will recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the optionee's adjusted basis in the stock (usually the option price) or
(ii) the difference between the fair market value of the stock on the exercise date and the option price. The balance of the consideration received on such a disposition will be a long-term capital gain if the stock had been held for at least one year following exercise of the ISO. NECB is not entitled to an income tax deduction on the grant or exercise of an ISO or on the optionee's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, NECB will be entitled to a deduction in the year the optionee disposes of the shares, in an amount equal to the ordinary income recognized by the optionee.

     An optionee is not taxed on the grant of an NSO. On exercise, however, the optionee recognizes ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. NECB is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. Any gain on subsequent disposition of the shares is a long-term capital gain if the shares are held for at least one year following exercise. NECB does not receive a deduction for this gain.


STOCK OPTION PLAN BENEFITS

     The Committee has full discretion to determine the number and amount of options to be granted to key employees under the Stock Option Plan. Therefore, the benefits and amounts that will be received by each of the named executive officers, the executive officers as a group and all other key employees under the Stock Option Plan are not presently determinable.

     The Board of Directors recommends that Shareholders vote "FOR" the approval of Proposal (3).

     The favorable vote of a majority of the shares present in person or represented by Proxy at the meeting is required for the approval of Proposal
(3).


                                  PROPOSAL (4)
                                  OTHER MATTERS

     The Board of Directors does not know of any other matters which might come before the Annual Meeting of Shareholders; however, if any other matters should properly come before the meeting or any adjournment(s) thereof, it is the intention of the persons named in the accompanying form of Proxy to vote thereon in accordance with their judgment.

     The Board of Directors recommends that Shareholders vote "FOR" the approval of Proposal (4). The favorable vote of a majority of the shares present in person or represented by Proxy at the meeting is required for the ratification of Proposal (4).

     THE BOARD OF DIRECTORS  RECOMMEND THAT  SHAREHOLDERS  VOTE "FOR"  PROPOSALS
(1), (2), (3), AND (4).

                            PROPOSALS OF SHAREHOLDERS

     Proposals of Shareholders intended to be presented at the Annual Meeting of Shareholders in 1997 must be received in writing by NECB at its office, P.O. Box 130, Windsor, CT, 06095, no later than January 22, 1997 for inclusion in NECB's Proxy Statement and form of Proxy relating to that meeting.


                                     GENERAL

     NECB files with the Securities and Exchange Commission Annual Reports on Form 10-K. A copy of the report for 1995 will be furnished, without exhibits and without charge, to any Shareholder sending a written request to Anson C. Hall, Vice President, Chief Financial Officer and Treasurer, New England Community Bancorp, Inc., P.O. Box 130, Windsor, CT, 06095.

                                        By Order of the
                                        Board of Directors
                                        New England Community Bancorp, Inc.


                                        John A. Coccomo, Sr.
                                        Secretary
April 18, 1996

                                                                       EXHIBIT A

                       NEW ENGLAND COMMUNITY BANCORP, INC.

                         1996 INCENTIVE AND NONQUALIFIED

                         COMPENSATORY STOCK OPTION PLAN



1.  PURPOSE OF THE PLAN

     This 1996 Stock Plan ("Plan") is intended to afford an incentive to key managerial employees of New England Community Bancorp, Inc. (the "Corporation") who are in a position to contribute materially to the long-term success of the Corporation to acquire or increase their proprietary interest in the Corporation and to enable the Corporation to attract and retain such key employees. For purposes of this Plan, the Corporation's "parent" or "subsidiaries", if any, shall include any corporation which is a "parent corporation" or a "subsidiary corporation" within the meaning of Sections 425 (e) and (f) of the Internal Revenue Code of 1986, as hereafter amended (the "Code").


2.  THE STOCK

     Except as provided in Sections 6 and 7, the number of shares of stock which may be optioned and sold under the Plan is 750,000 shares of Common Stock, $.10 par value, of the Corporation ("Shares"). If options granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject hereto shall again be available for the granting of options under this Plan. Shares which are the subject of options to purchase may be made available from authorized and unissued stock or from treasury stock.


3.  ELIGIBILITY

     An option shall be granted only to a person who at the time of the grant is a key managerial employee of the Corporation or a subsidiary of the Corporation. The term "key managerial employee" shall mean an employee (including officers), who has responsibility for the management of the Corporation or its subsidiaries. The committee designated pursuant to Section 8 ("Committee") shall determine from time to time the key managerial employees to whom options shall be granted and the number of Shares subject to each option.


4.  OPTION TERMS

     (a) Except as otherwise provided herein, the Option Price shall be fixed by the Committee at the time of the grant of such option and shall not be less than 100% of the fair market value of the stock at the time the option is granted. The Committee shall, in good faith, determine the fair market value of the stock (without regard to any restrictions other than a restriction which, by its terms, will never lapse) based upon the method set forth in paragraph (i) below, or if the determination of fair market value by such method is not possible, another reasonable method of valuation adopted by the Committee, or such other method as may be permitted by the Code, or regulations or rulings promulgated thereunder. In no event shall the Option Price be less than the par value of the Shares. The Committee will use its best efforts to determine the fair market value of the Shares subject to the option, but neither the Committee nor the Corporation will be responsible for the payment of any tax imposed upon the participants, nor will they reimburse participants for their payment of any tax so imposed. Neither the Corporation, the Committee nor any member thereof makes or shall make any representation or warranty to any participant regarding the Federal or State income tax consequences or effects of participation in the Plan.

     (b) Subject to the provisions and limitations of this Plan, and subject to applicable securities, tax and other laws and regulations, options may be granted at such time or times and pursuant to such terms and conditions as may be determined by the Committee during the period this Plan is in effect.

     (c) Each Option shall provide that it may be exercised in five (5) substantially equal annual installments commencing from the date set forth in the Stock Option Agreement for such Option; provided, however, that no option shall be exercised in full or in part after the expiration of ten (10) years from the date such option is granted. However, if the option is granted to an individual who at the time the option is granted owns stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Corporation or its parent or subsidiary, such option shall not be exercisable in full or in part after the expiration of five (5) years from the date such option is granted. Except as otherwise specifically provided in the Plan or the Stock Option Agreement between the Corporation and the employee, options which have been granted to an employee will continue to be exercisable only so long as the optionee remains an employee of the Corporation or its parent or a subsidiary of the Corporation. Notwithstanding anything to the contrary contained in this Section 4, the Committee may, in its sole discretion, accelerate the option exercise period, based upon its evaluation of an optionee's individual performance, as limited by subparagraph (d) hereof.

     (d) Shares to be purchased upon the exercise of any option shall be paid for, in full, in cash or by certified check payable to the order of the Corporation (or to the extent permitted by law and the Corporation in certificates of stock issued by the Corporation, which stock shall be assigned a fair value by the Committee in its discretion provided that the stock surrendered shall have been owned by the Grantee for at least six months) and delivered to the Corporation at the time of such exercise.

     (e) Each option granted under the Plan shall be evidenced by a Stock Option Agreement between the Corporation and the employee. The Committee shall initially make all decisions as to the form of Stock Option Agreement to be entered into with each optionee. All forms of the Stock Option Agreement shall contain such provisions, restrictions and conditions as are not inconsistent with this Plan but need not be identical. The provisions of this Plan shall be set forth in full or incorporated by reference in each Stock Option Agreement.

     (f) Except as otherwise specifically provided in the Stock Option Agreement between the Corporation and the employee, in the event an optionee retires or otherwise ceases to be employed by the Corporation or its parent or any subsidiary of the Corporation for any reason, including leaves of absences (other than a termination by death, permanent and total disability within the meaning of Section 22(e)(3) of the Code, or for cause), such employee shall have the right to exercise any options which became exercisable prior to retirement or cessation of employment but only within a period of three (3) months from the date of cessation of employment (but in any event not later than the termination date of the option), after which time any unexercised portion of all outstanding options shall expire. If the optionee dies during such three-month period, the executors, administrators, legatees or distributees of the optionee's estate shall have the right to exercise such options during the remainder of such period. In no event and under no circumstances may an option be exercised by an employee (or his personal representative) after termination of the optionee's employment for cause. Notwithstanding the foregoing provisions of this Section 4(f), the Stock Option Agreement or an amendment thereto between the Corporation and the employee may provide that upon the retirement of the employee with the consent of the Corporation or as may otherwise be determined by the Committee upon the cessation of the employment of such employee, such employee shall have the right to exercise any options granted to the employee but only within a period of three (3) months from the date of cessation of employment (but in any event not later than the termination date of the option).

     (g) In the case of an employee who becomes permanently disabled within the meaning of Section 22(e)(3) of the Code while in the employ of the Corporation, or its parent or any subsidiary of the Corporation, any option which was exercisable on the date when such employee became disabled may be exercised within twelve (12) months after such employee ceases employment (but in no event later than the termination date of the option) after which time any unexercised portion of all outstanding options shall expire.

     (h) In the event of the death of an optionee while in the employ of the Corporation, its parent or any subsidiary of the Corporation, the executors, administrators, legatees or distributees of the estate of the optionee shall have the right to exercise any options which became exercisable prior to the optionee's death but only within a period of twelve (12) months from the date of the optionee's death (but in no event later than the termination date of the option), after which time any unexercised portion of all outstanding options shall expire. In the event an option is exercised by the executors, administrators, legatees or distributees of the estate of the optionee, under Subsection (f) or (h) of this Section 4, the Corporation shall be under no obligation to issue Shares hereunder unless and until the Corporation is satisfied that the person (or persons) exercising the option is the duly appointed legal representative of the optionee's estate or the proper legatee or distributee thereof.

     (i) "Fair Market Value" of a share of Common Stock on any particular date is the last sales price of a share of Common Stock on the Nasdaq National Market System as reported for that date of Nasdaq or the mean between the bid and asked quotations for the Common Stock on that date as reported by Nasdaq; provided that (A) if no such sales or quotations are reported by Nasdaq for such date, or
(B) if in the opinion of the Committee sales of Common Stock on such date were insufficient to constitute a representative market, the Fair Market Value of a share of Common Stock on such date shall be the last sales price or the mean between the bid and asked quotations as reported by Nasdaq for the first preceding date to which clause (B) does not apply.


5.  NON TRANSFERABILITY

     No option granted hereunder shall be transferable by the optionee other than by will or by the laws of descent and distribution, and options shall be exercisable, during the optionee's lifetime, only by such optionee; provided, however, that in the event an optionee shall be subject to a legal disability, his legal representative may exercise an option on his behalf.


6.  STOCK DIVIDENDS OR RECAPITALIZATION

     In the event of a stock dividend paid in shares of the class of stock subject to any option outstanding hereunder, or recapitalization, reclassification, split-up or combination of shares with respect to said class of stock, the Committee shall make appropriate adjustments to the option price under such option and to the kind and number of shares as to which such option is then exercisable, to ensure that the optionee's proportionate interest shall be maintained as before the occurrence of such event, and in any case an appropriate adjustment shall also be made in the total number and kind of shares of stock, and in any case an appropriate adjustment shall also be made in the total number and kind of shares of stock reserved for the future granting of options under this Plan. Any such adjustment made by the Committee pursuant to this Plan shall be binding upon the holders of all unexpired options outstanding hereunder.


7.  MERGER, CONSOLIDATION, REORGANIZATION, LIQUIDATION, ETC.

     If, subsequent to adoption of this Plan by the Board of Directors of the Corporation, the Corporation shall become a party to any corporate reorganization, merger, liquidation, spinoff, or agreement for the sale of substantially all of its assets and property, the Committee shall make appropriate arrangements, which shall be binding upon the holders of unexpired options rights, for the substitution of new options for any unexpired options then outstanding under this Plan, or for the acceleration of any such unexpired options, to the end that the optionee's proportionate interest shall be maintained as before the occurrence of such event.


8.  ADMINISTRATION OF PLAN

     (a) This Plan shall be administered by the Executive Compensation Committee (the "Committee") appointed by the Board of Directors. The Committee shall consist of a minimum of three (3) members of the Board of Directors, each of whom shall be a "disinterested person" as defined in Rule 16b-3 under the Securities Exchange Act of 1934. The Committee shall, in addition to its other authority and subject to the provisions of this Plan, have authority in its sole discretion to determine who are the officers and key employees of the Corporation or any subsidiary of the Corporation eligible to receive options under this Plan; which officers and key employees shall in fact be granted an option or options; whether the option shall be an incentive stock option or a nonqualified stock option; the number of Shares to be subject to each of the options; the time or times at which the options shall be granted; and, subject to Section 4 hereof, the price at which each of the options is exercisable, the rate of option exercisability; and the duration of the option.

     (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the exclusive right to construe the Plan and the options issued pursuant to it, correct defects, supply omissions and reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of authority or discretion granted in connection with this Plan to the Committee or the Board of Directors, or for the acts or omissions of any other members of the Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in Subsection 8(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors if it so desires.

9.  EFFECTIVE DATE

     This Plan shall become effective upon adoption by the Board of Directors, subject to the approval by holders of a majority of the Common Shares present in person or by proxy and entitled to vote at the 1996 Annual Meeting of Shareholders. Options may be granted under the Plan prior to receipt of such approval, provided that, in the event such approval is not obtained, the Plan and all options granted under the Plan shall be null and void and of no force and effect.


10.  MODIFICATION, AMENDMENT, SUSPENSION AND TERMINATION

     Unless sooner terminated, this Plan shall expire ten (10) years from the date the Plan is adopted by the Board of Directors, or from the date of shareholder approval, whichever is earlier. The Plan may be altered, suspended, discontinued or terminated by the Board of Directors at any time, but no action of the Board of Directors, unless approved by the shareholders, may increase the maximum number of shares to be offered for sale or issued under the Plan (except as permitted under Sections 6 and 7 above), change the manner of determining the minimum option price or the price of outstanding options or terms of payments, extend the term of the Plan or the period during which options may be granted or exercised, or change the description of the class of persons eligible to receive options under the Plan. Nothing contained herein shall be construed to permit a termination, modification or amendment adversely affecting the rights of any optionee under an existing option theretofore granted without the consent of such optionee.


11.  GENERAL

     (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Corporation or its parent or subsidiary or any other corporation affiliated with the Corporation, or interfere in any way with the rights of the Corporation or its parent or subsidiary or any corporation affiliated with the Corporation to terminate his or her employment.

     (b) Corporate action constituting an offer of stock for sale to any employee under the terms of the options to be granted hereunder shall be deemed completed as of the date when the Committee authorizes the grant of the option to the employee, regardless of when the option is actually delivered to the employee or acknowledged or agreed to by the employee.

     (c) The provisions of this Plan shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     (d) Wherever used herein, the singular shall be deemed to refer to and include the plural, and vice versa, where appropriate. Wherever used herein, the masculine shall be deemed to refer to and include the feminine and the neuter, and vice versa, where appropriate.

     (e) Nothing contained in this Plan or in any option agreement issued hereunder shall impose any liability or responsibility on the Corporation, the Board of Directors, the Committee or any member of either of the foregoing to pay, or reimburse any participant for the payment of any tax arising out of, or on account of the issuance of an option or options hereunder to any participant, a participant's exercise of any option issued under this Plan or a participant's sale, transfer or other disposition of any Shares acquired pursuant to the exercise of an option issued hereunder. Any person receiving an option hereunder shall expressly acknowledge and agree that such participation is voluntary and that the participant will be solely responsible for all taxes to which he or she may be or become subject as a consequence of such participation.

     (f) As a condition to the exercise of any option, the Corporation may require that an employee satisfy, through withholding from other compensation or otherwise, the full amount of all federal, state and local income and other taxes required to be withheld in connection with such exercise.

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